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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                   FORM 8-K/A
                        AMENDMENT NO. 1 TO CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  JANUARY 19, 2001
                                                 ------------------


                               E*TRADE GROUP, INC.
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               (Exact name of registrant as specified in charter)


      DELAWARE                      1-11921                       94-2844166
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(State or other jurisdiction      (Commission               (IRS Employer
    of incorporation)              File Number)              Identification No.)


4500 BOHANNON DRIVE, MENLO PARK, CALIFORNIA                          94025
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:           (650) 331-6000
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)



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     The Undersigned Registrant hereby amends Item 7 of its Current Report on
Form 8-K dated January 19, 2001 to read in its entirety as follows:

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  EXHIBITS.


16.1 Letter from Arthur Andersen regarding change in auditor and independent accountant



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 23, 2001

                                          E*TRADE Group, Inc.


                                         By: /s/ Leonard C. Purkis

                                         ---------------------------------------
                                           Leonard C. Purkis, Chief Financial
                                           Officer (principal financial and
                                           accounting officer)